Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 13, 2026 by and between VELO3D, INC., a Delaware corporation (the “Company”), and ARRAYED NOTES ACQUISITION CORP., a Delaware corporation (the “Holder”).

WHEREAS, the Company issued that certain Senior Secured Convertible Promissory Note (the “Promissory Note”) dated January 7, 2025, as amended on August 15, 2025 and March 4, 2026, in the principal amount of $5,000,000, payable to the Holder;

WHEREAS, on March 4, 2026, the Holder delivered a notice of conversion to the Company, for the conversion of $5,000,000 of principal amount of the Promissory Note, together with accrued and unpaid interest thereon, into 394,517 shares of common stock of the Company (the “Conversion Shares”); and

WHEREAS, pursuant to the terms of the Promissory Note, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to the Holder as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties hereto agree as follows:

1.
Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the principal executive officer or principal financial officer of the Company (as such terms are defined under the rules and regulations of the Commission), after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Affiliate” of a Person means any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Board” means the board of directors (or any successor governing body) of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York or in the State of California are authorized or required by law to remain closed.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.

“Company” has the meaning set forth in the preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Controlling Person” has the meaning set forth in Section 15 of the Securities Act and Section 20 of the Exchange Act.

“Demand Registration” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Holder” has the meaning set forth in the preamble.

“Maximum Number of Securities” has the meaning set forth in Section 2(c).

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Other Coordinated Offering” means an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Promissory Note” has the meaning set forth in the recitals.

“Pro Rata” has the meaning set forth in Section 2(c).

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means (a) the Conversion Shares, and (b) any other equity security of the Company issued or issuable with respect to any such Share referred to in clause (a) by way of a share capitalization or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been Transferred in accordance with such Registration Statement, (ii) such securities shall have been otherwise Transferred, new certificates or book entry positions for such securities not bearing a legend restricting further Transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act, (iii) such securities shall have ceased to be outstanding, (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction or (v) with respect to the Holder, when all such securities held by the Holder could be sold without restriction on volume or manner of sale in any three (3) month period without registration under Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission).

“Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Date” means the date on which the Company became subject to Section 13(a) or Section 15(d) of the Exchange Act.

“Registration Expenses” means the out-of-pocket expenses of a Registration, including, without limitation, the following (but excluding Selling Expenses):

(i)
all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Shares are then listed;
(ii)
the fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);
(iii)
printing, messenger, telephone and delivery expenses;
(iv)
the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees);
(v)
the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 5(a)(v);
(vi)
the fees and disbursements of counsel for the Company;
(vii)
the fees and expenses of all independent registered public accountants retained by the Company incurred specifically in connection with such Registration;
(viii)
the fees and expenses of any special experts retained by the Company in connection with such registration; and

“Registration Statement” means any registration statement of the Company, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for the Holder.

“Shares” means the shares of common stock, par value $0.00001 per share, of the Company and any other shares of stock issued or issuable with respect thereto

(whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Shares).

“Suspension Event” has the meaning set forth in Section 5(d).

“Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” means a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

2.
Demand Registration.
(a)
Request for Registration. Subject to Sections 2(c) and 4, the Holder may make a written demand for Registration of all or part of their Registrable Securities (and the Registrable Securities subject to such request have an anticipated aggregate offering price, before deduction for Selling Expenses, of at least $2,500,000), which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall use commercially reasonable efforts to file, as soon thereafter as practicable, but not more than sixty (60) days immediately after the Company’s receipt of a Demand Registration, a Form S-3 or, if Form S-3 is not then available to the Company, a Form S-1 covering all Registrable Securities requested by the Holder pursuant to such Demand Registration, and the Company shall use commercially reasonable efforts to cause such Form S-3 or Form S-1 to be declared effective by the Commission or otherwise become effective as promptly as practicable after such filing. Under no circumstances shall the Company be obligated to effect more than an aggregate of two (2) Registrations pursuant to a Demand Registration under this Section 2(a) with respect to any or all of the Registrable Securities. Further, under no circumstances shall the Company be obligated to effect more than one (1) Registration in any six (6)-month period pursuant to a

Demand Registration under this Section 2(a) with respect to any or all of the Registrable Securities.
(b)
Underwritten Offering. Subject to Sections 2(c) and 4, if the Holder so advises the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of the Holder to include its Registrable Securities in such Registration shall be conditioned upon the Holder’s participation in such Underwritten Offering and the inclusion of the Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. If the Holder proposes to distribute its Registrable Securities through an Underwritten Offering under this Section 2(b), the Holder shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company, subject to the reasonable approval of the Holder.
(c)
Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company and the Holder in writing that the dollar amount or number of Registrable Securities that the Holder desires to sell, taken together with all other Shares or other equity securities that the Company desires to sell and Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggyback registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, that can be sold in an Underwritten Offering contemplated by this Section 2(c) or Section 3(b), as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) the Registrable Securities as to which Demand Registration has been requested by the Holder (pro rata in accordance with the number of shares that each such Person has requested be included in such Registration, regardless of the number of Shares held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities, (ii) to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities, and (iii) to the extent that the Maximum Number of Securities has not been reached un-der the foregoing clauses (i) and (ii), the Shares or other equity securities of other Persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities.
3.
Piggyback Registration.
(a)
Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company other than pursuant to Section 2), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan or employee stock purchase plan, (ii) for an offering in connection with a merger, consolidation or other acquisition, an exchange offer or offering of securities solely to the Company’s existing stockholders (including any rights offering with a backstop or standby commitment), (iii) for an offering of debt that is convertible into or exchangeable for equity securities of the Company, (iv) for a dividend reinvestment plan or (v) an Other Coordinated Offering, then the Company shall give written notice of such proposed filing to the Holder holding Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to the Holder holding Registrable Securities the opportunity to register the sale of such number of Registrable Securities as the Holder may request in writing within three (3) Business Days after receipt of such written notice (such Registration a “Piggyback Registration”) and such written request shall specify the amount of Registrable Securities to be included in such Piggyback Registration; provided that if such request is not delivered within such period, the Holder shall be deemed to have irrevocably waived any and all rights under this Section 3 with respect to such Registration (but not with respect to future Registrations in accordance with this Section 3). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holder pursuant to this Section 3(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If the Holder proposes to distribute its Registrable Securities through an Underwritten Offering under this Section 3(a), the Holder shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. The Company shall have the right to terminate or withdraw any Registration Statement initiated by it under this Section 3(a) before the effective date of such Registration, whether or not the Holder has elected to include Registrable Securities in such Registration.
(b)
Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holder holding Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the equity securities that the Company desires to sell, taken together with (i) the Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with Persons other than the Holder holding Registrable Securities hereunder and (ii) the Registrable Securities as to which Registration has been requested pursuant to Section 3 hereof, exceeds the Maximum Number of Securities, then:
(iii)
If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of the Holder exercising its rights to register its Registrable Securities pursuant to Section 3(a), Pro Rata, which can be sold without exceeding the Maximum Number of Securities and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Shares or other equity securities for the account of other Persons that the Company is obligated to register, if any, as to which Registration has been requested pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities;
(iv)
If the Registration is pursuant to a request by Persons other than the Holder holding Registrable Securities, then the Company shall include in any such Registration (A) first, the Shares or other equity securities, if any, of such requesting Persons or entities, other than the Holder holding Registrable Securities, which can be sold without exceeding the Maximum Number of Securities, (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of the Holder exercising its rights to register its Registrable

Securities pursuant to Section 3(a), Pro Rata, which can be sold without exceeding the Maximum Number of Securities, and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.
(c)
Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 3 shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.
4.
Restrictions on Registration Rights. If (A) during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company continues to actively employ, in good faith, commercially reasonable efforts to cause the applicable Registration Statement to become and/or remain effective, (B) the Holder has requested an Underwritten Registration and the Company and the Holder is unable to obtain the commitment of underwriters to firmly underwrite the offer or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to the Holder a certificate signed by the Chief Legal Officer, or Chief Financial Officer, of the Company stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than ninety (90) days.
5.
Registration Procedures.
(a)
General Procedures. If at any time the Company is required to effect the Registration of Registrable Securities, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:
(i)
use its commercially reasonable efforts to prepare and file with the Commission after receipt of a request for a Demand Registration pursuant to Section 2 a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, with respect to such Registrable Securities and shall use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold or otherwise cease to be Registrable Securities;
(ii)
prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holder or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;
(iii)
prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto (other than by way of a document incorporated by reference), furnish without charge to the Underwriters, if any, and the Holder, and the Holder’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (other than by way of a document incorporated by reference), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holder or its legal counsel may request in order to facilitate the disposition of the Holder’s Registrable Securities; provided, however, that the Company shall be under no obligation to provide any document that is incorporated by reference in any Registration Statement or Prospectus, or any amendment or supplement thereto, to the extent such document is publicly available on the Commission’s EDGAR system;
(iv)
prior to any public offering of Registrable Securities, use commercially reasonable efforts to (A) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holder (in light of its intended plan of distribution) may request and (B) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable any Holder of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business or to qualify as a dealer in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;
(v)
use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
(vi)
provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;
(vii)
after the filing of a Registration Statement, the Company shall promptly, and in no event more than three (3) Business Days after such filing, notify the Holder of such filing, and shall further notify the Holder promptly and confirm such advice in writing in all events within three (3) Business Days of the occurrence of any of the following: (A) when such Registration Statement becomes effective; (B) when any post-effective amendment to such Registration Statement becomes effective; (C) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (D) when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 5(d) hereof, and promptly make available to the Holder any such supplement or amendment; except that before filing with the Commission a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the Holder and to its legal counsel, copies of all such documents proposed to be filed sufficiently in advance of filing to provide the Holder and its legal counsel with a reasonable opportunity to review such documents and comment thereon;
(viii)
promptly following the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or

Prospectus (other than by way of a document incorporated by reference) furnish a copy thereof to each seller of such Registrable Securities or its counsel;
(ix)
permit a representative of the Holder, the Underwriters, if any, and any attorney or accountant retained by the Holder or such Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;
(x)
obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration or other sale by a broker, placement agent or sales agent pursuant to such Registration in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to the Holder;
(xi)
on the date the Registrable Securities are delivered for sale, in the event of an Underwritten Registration or other sale by a broker, placement agent or sales agent pursuant to such Registration, obtain an opinion, dated such date, of one (1) counsel representing the Company for the purposes of such Registration, addressed to the Holder, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holder, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to the Holder;
(xii)
enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Holder, and the representations, warranties and covenants of the Holder included in such registration statement in any underwriting agreement which are made to or for the benefit of any

Underwriters, to the extent applicable, shall also be made to and for the benefit of the Company;
(xiii)
make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);
(xiv)
if the Registration involves the Registration of Registrable Securities with a total offering price (including piggyback securities and before deducting underwriting discounts) in excess of $50,000,000, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering;
(xv)
upon execution of confidentiality agreements, make available for inspection by any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility; and
(xvi)
otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holder, in connection with such Registration;
(b)
Information. The Holder shall promptly provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act and in connection with the Company’s obligation to comply with federal and applicable state securities laws;
(c)
Requirements for Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Person (i) agrees to sell such

Person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements;
(d)
Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, the Holder shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement, or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness, or continued use of a Registration Statement or, if applicable, any amendment thereto in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holder, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement (a “Suspension Event”) for the shortest period of time, but in no event more than an aggregate of ninety (90) days in any 12 month period, determined in good faith by the Company to be necessary for such purpose; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during any such Suspension Event, other than pursuant to a registration relating to the sale or grant of securities to employees or directors of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; or a registration in which the only Shares being registered is Shares issuable upon conversion of debt securities that are also being registered. In the event the Company exercises its rights under the preceding sentence, the Holder agrees to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holder in writing upon the termination of any Suspension Event, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Holder such numbers of copies of the Prospectus as so amended or supplemented as the Holder may reasonably request;
(e)
Lock-Up Agreements. In connection with each Registration or sale of Registrable Securities pursuant to Section 2 or Section 3 conducted as an Underwritten Offering, the Holder agrees, if requested, to become bound by and to execute and deliver a lock-up agreement with the Underwriter(s) of such Underwritten Offering restricting the Holder’s right to (a) Transfer, directly or indirectly, any Registrable Securities or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of Registrable Securities during the period commencing on the date of the underwriting agreement relating to the Underwritten Offering and ending on the date specified by the Underwriters (such period not to exceed 90 days plus such additional period as may be requested by the Company or an Underwriter to accommodate regulatory restrictions on the publication or other distribution of research reports and analyst recommendations and opinions, if applicable). The terms of such lock-up agreements shall be negotiated among the Holder, the Company and the Underwriters and shall include customary carve-outs from the restrictions on Transfer set forth therein;
(f)
Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Holder (in which case the Holder shall bear such expenses); provided, further, however, that if, at the time of such withdrawal, the Holder shall have learned of a material adverse change in the condition, business, or prospects of the Company not known (and not reasonably available upon request from the Company or otherwise) to the Holder at the time of its request and have withdrawn the request with reasonable promptness after learning of such information, then the Holder shall not be required to pay any of such expenses. It is acknowledged by the Holder that the Holder shall bear all Selling Expenses with respect to Registrable Securities included by the Holder in such Registration, and other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holder.
6.
Indemnification.
(a)
The Company shall indemnify and hold harmless, to the fullest extent permitted by law, the Holder of Registrable Securities and its officers, directors, managers, members, partners, stockholders and Affiliates, each underwriter, broker or any other Person acting on behalf of the Holder of Registrable Securities and each other Controlling Person, if any, who controls any of the foregoing Persons, against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities. This indemnity shall be in addition to any liability the Company may otherwise have.
(b)
In connection with any registration in which the Holder of Registrable Securities is participating, the Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of the Holder of Registrable Securities and each Controlling Person who controls any of the foregoing Persons against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder; provided, that the obligation to indemnify shall not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by the Holder from the sale of Registrable Securities pursuant to such Registration Statement. This indemnity shall be in addition to any liability the selling Holder may otherwise have.

(c)
Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 6, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in any such action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that, if (i) any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, or (ii) such action seeks an injunction or equitable relief against any indemnified party or involves actual or alleged criminal activity, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party’s prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Controlling Person of such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party.

(d)
If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of the Holder of Registrable Securities, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act or any other similar federal or state securities laws or rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any applicable registration, qualification or compliance was perpetrated by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)
The indemnification provided for under this Section 6 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or Controlling Person of such indemnified party and shall survive the Transfer of the Registrable Securities.
7.
Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.
8.
Rule 144 Compliance. With a view to making available to the Holder of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company shall:
(a)
make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Registration Date;
(b)
use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, at any time after the Registration Date; and
(c)
furnish to the Holder so long as the Holder owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company as the Holder may reasonably request in connection with the sale of Registrable Securities without registration.
9.
[Reserved.]
10.
Termination. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided, that the provisions of Section 5(f) and Section 6 shall survive any such termination.
11.
Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11).

If to the Company:	Velo3D, Inc. 2710 Lakeview Court Fremont, California 94538 Attention: Nancy Krystal Email: nancy.krystal@velo3d.com
with a copy to:	Troutman Pepper Locke LLP 111 Huntington Avenue, 9th Floor Boston, MA 02199-7613 Attention: Thomas M. Rose Email: thomas.rose@troutman.com
If to the Holder:	Arrayed Notes Acquisition Corp. c/o Arrayed Additive Inc. 6119 Guion Road Indianapolis, IN 46253 Email: ajeldi@arrayedadditive.com

12.
Entire Agreement. This Agreement, together with the Promissory Note, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. Notwithstanding the foregoing, in the event of any conflict between the terms and provisions of this Agreement and those of the Promissory Note, the terms and conditions of this Agreement shall control.
13.
Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Holder; provided, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement. The Holder may assign its rights under this Agreement to a transferee of Registrable Securities only if the transferee is an Affiliate of the Holder; provided that such transferee shall, as a condition to the effectiveness of such assignment, execute a joinder to this Agreement agreeing to be bound by the provisions hereof applicable to the Holder.
14.
No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.
15.
Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
16.
Amendment, Modification and Waiver. The provisions of this Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Company and the Holder of the Registrable Securities. No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
17.
Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
18.
Remedies. The Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
19.
Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of New York in each case located in the City of New York, Borough of Manhattan, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
20.
Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby. Each party to this Agreement certifies and acknowledges that (a) no representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 20.
21.
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.
22.
Further Assurances. Each of the parties to this Agreement shall, and shall cause their Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and to give effect to the transactions contemplated hereby.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

VELO3D, INC.
By: _/s/ James Suva__________________ Name: James Suva Title: Chief Financial Officer
ARRAYED NOTES ACQUISITION CORP.
By: __/s/ Arun Jeldi__________________ Name: Arun Jeldi Title: Chief Executive Officer and President